UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 12, 2024

Genesco Inc.

(Exact name of Registrant as Specified in Its Charter)

Tennessee	1-3083	62-0211340
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

535 Marriott Drive
Nashville, Tennessee		37214
(Address of Principal Executive Offices)		(Zip Code)

Registrant’s Telephone Number, Including Area Code: 615 367-7000

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	GCO	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

As previously announced, on October 1, 2024, Genesco Inc. (the “Company”) announced the appointment of Cassandra “Sandra” Harris as Senior Vice President, Finance and Chief Financial Officer of the Company, effective October 7, 2024. On October 1, 2024, the Company also announced that Thomas A. George, Senior Vice President, Finance and Chief Financial Officer, would be leaving the Company as part of a planned retirement, effective December 12, 2024. In conjunction with Mr. George’s retirement, Ms. Harris will succeed Mr. George as principal accounting officer, effective December 12, 2024. Additionally, Ms. Harris will continue to serve as the Company’s Senior Vice President, Finance and Chief Financial Officer.

Prior to joining the Company, Ms. Harris, age 52, served as Chief Financial Officer of Artisan Design Group, LLC from February 2023 to April 2024. Previously, Ms. Harris served as Tupperware Brands Corp.’s (“Tupperware”) (i) Chief Financial Officer and Chief Operating Officer from October 2020 to June 2022 and (ii) Executive Vice President and Chief Financial Officer from April 2019 to October 2020. Prior to joining Tupperware, Ms. Harris served in multiple senior leadership roles with V.F. Corporation (NYSE: VFC) from March 2008 to March 2019. Ms. Harris holds a Bachelor of Science in Accounting from Clemson University and is a Certified Public Accountant and Chartered Global Management Accountant.

There are no family relationships between Ms. Harris and any director or executive officer of the Company, and the Company is not aware of any transactions with Ms. Harris that are reportable pursuant to Item 404(a) of Regulation S-K.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GENESCO INC.

Date:	December 12, 2024	By:	/s/ Scott E. Becker
Scott E. Becker Senior Vice President, General Counsel and Corporate Secretary